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                                  EXHIBIT 4.33






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                             REGISTRATION AGREEMENT


                 THIS REGISTRATION AGREEMENT (this "Agreement") is entered into as of August 23, 1996 by and among Nextel Communications, Inc., a Delaware corporation ("Nextel"), Grupo Comunicaciones San Luis, S.A. de C.V., a Mexican corporation ("Grupo") and each of the persons listed in Schedule 1 (the "Sellers"). Capitalized terms that are used but not otherwise defined are defined in Section 1.1.

                                    RECITALS

                 WHEREAS, Nextel Investment Company, a wholly owned subsidiary of Nextel (together with the assignees or transferees of its rights or obligations under the Share Purchase and Call Option Agreement (as defined below) and the Subscription Agreement (as defined below) respectively, "Nextel Investment") and the Sellers are parties to a share purchase and call option agreement dated as of the date hereof (the "Share Purchase and Call Option Agreement") and Nextel Investment and Corporacion Mobilcom, S.A. de C.V., a Mexican corporation ("Mobilcom") are parties to a subscription agreement dated as of the date hereof (the "Subscription Agreement");

                 WHEREAS, pursuant to the Share Purchase and Call Option Agreement, Nextel Investment has agreed to buy from the Sellers and the Sellers have agreed to sell to Nextel Investment certain shares of Mobilcom in exchange for shares of Nextel Common Stock (unless Nextel Investment elects to make payment in cash) in two tranches, the first of which is contemplated to occur as soon as a registration statement is declared effective after the date hereof permitting the resale of Nextel Common Stock to be transferred to the Sellers under the Share Purchase and Call Option Agreement in the first tranche (the "First Seller Share Exchange") and the second of which is contemplated to occur, provided the Sellers have not exercised the call option under the Share Purchase and Call Option Agreement in its entirety on or prior to November 30, 1996, as soon as a registration statement is declared effective after November 30, 1996 permitting the resale of Nextel Common Stock to be transferred to the Sellers under the Share Purchase and Call Option Agreement in the second tranche (the "Second Seller Share Exchange"), subject in each case to the terms and conditions of the Share Purchase and Call Option Agreement;

                 WHEREAS, pursuant to the Subscription Agreement, and concurrently with the First Seller Share Exchange, Nextel Investment will deliver shares of Nextel Common Stock to Mobilcom after which Mobilcom will use such shares of Nextel Common Stock as consideration for the redemption of certain shares of Mobilcom held by Grupo (the "Mobilcom Share Exchange"); and

                 WHEREAS, Nextel, the Sellers and Grupo are entering into this Agreement for the purposes of registering the resale of shares of Nextel Common Stock to be delivered to the Sellers and Grupo in the Share Exchanges.

                 NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged by the parties, the parties agree as follows:







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                                   ARTICLE I

                                  DEFINITIONS

                 1.1 As used in this Agreement, the following terms have the following meanings:

                 (a) "Affiliate" means, as to any Person, another Person which controls, is controlled by or is under common control with, such Person; and "Controlled
                          Affiliate" means, with respect to any Person, an Affiliate of such Person that is controlled, directly or indirectly, by such Person;

                 (b) "Claim" means, any action, suit, proceeding, claim or investigation;

                 (c) "Closing Date" means, the date of the closings under the Subscription Agreement and Share Purchase and Call Option Agreement;

                 (d)      "Commission" means the Securities and Exchange
                          Commission;

                 (e) "Cutback Registration" means any registration in which the managing underwriter advises Nextel in writing that marketing factors require a limitation of the number of Nextel Common Stock to be underwritten in such registration (such writing to state the basis of such belief);

                 (f) "Exchange Act" means the federal Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at any particular time;

                 (g) "First Tranche of Registrable Securities" means the Nextel Common Stock required to be transferred by Nextel Investment to the Sellers in the First Seller Share Exchange under the terms of the Share Purchase and Call Option Agreement and to Mobilcom (and subsequently to Grupo) in the Mobilcom Share Exchange, but shall not include any other Nextel Common Stock or other securities of Nextel which may now or hereafter be held or acquired by any holder of Registrable Securities;

                 (h) "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official properly exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

                 (i) "holder of Registrable Securities" means any of the Sellers or Grupo which at the relevant time is the holder of record of Registrable Securities;

                 (j) "Indemnification Agreement" means the Indemnification Agreement between Mobilcom, Grupo, Nextel and Nextel Investment dated as of the date hereof;

                 (k) "Lien" means any right of acquisition, pre-emptive right, mortgage, pledge, security interest, encumbrance, lien, right of first refusal or charge of any kind;

                 (l) "Nextel Common Stock" means the class A of common stock, par value $0.001 per share, of Nextel;







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                 (m)      "Nextel Purchase Shares Requirements" has the meaning
                          set forth in the Share Purchase and Call Option Agreement and the Subscription Agreement;

                 (n) "Other Shareholders" means persons other than holders of Registrable Securities who, by virtue of agreements with Nextel dated prior to the date hereof and listed in Exhibit A hereof and agreements entered into after the date hereof, are entitled to include their securities in a registration effected pursuant to this Agreement;

                 (o) "Person" means a corporation, association, joint venture, partnership, trust, business, individual, government or political subdivision thereof, or any governmental agency;

                 (p) "Register", "registered" and "registration" refer to a registration of the Nextel Common Stock effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement;

                 (q) "Registrable Securities" means the First Tranche of Registrable Securities and the Second Tranche of Registrable Securities;

                 (r)      "Registration Period" has the meaning set forth in
                          Section 2.3 hereof;

                 (s) "Registration Expenses" means all expenses incurred by Nextel in complying with Section 2.1 and Section
                          2.3 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for Nextel; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits incident to or required by any such registration; but excluding any fees and expenses of counsel for the selling holders of Registrable Securities and Underwriting Costs which shall be paid by Grupo (subject to Grupo's rights of reimbursement under the Indemnification Agreement and the obligations of Other Shareholders under Section 2.2 hereof);

                 (t) "Registration Statement" means, the registration statement under the Securities Act covering either of or both of the First Tranche of Registrable Securities and the Second Tranche of Registrable Securities, and all amendments, supplements, exhibits, prospectuses, and qualifications and compliances (including, without limitation, in connection with applicable blue sky or other state securities laws in connection therewith designated by the underwriter selected under Section 2.1(c));

                 (u) "Second Tranche of Registrable Securities" means the Nextel Common Stock required to be transferred by Nextel Investment to the Sellers in the Second Seller Share Exchange under the terms of the Share Purchase and Call Option Agreement, but shall not include any other Nextel Common Stock or other securities of Nextel which may now or hereafter be held or acquired by any holder of Registrable Securities;







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                 (v)      "Securities Act" means the federal Securities Act of
                          1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at any particular time;

                 (w) "Share Exchanges" means the First Seller Exchange, the Second Seller Share Exchange and the Mobilcom Share Exchange; and

                 (x) "Underwriting Costs" means, in respect of any underwriting agreement or any agreement with any broker, dealer or other agent with respect to the sale of Registrable Securities, all fees, commissions, discounts and other expenses payable to or deductible from payments by the underwriter, broker, dealer or other agent under such agreement (including, without limitation, discounts in respect of the price paid by the underwriter for the Registrable Securities).

                                   ARTICLE II

                            REGISTRATION PROVISIONS

                 2.1      Registration.

                 (a) First Tranche of Registrable Securities. As soon as practicable after the date hereof and unless and until Nextel Investment has provided a notice to make payment under the Share Purchase and Call Option Agreement and the Subscription Agreement entirely in cash in place of the First Tranche of Registrable Securities, Nextel shall use its reasonable best efforts diligently to effect a Registration Statement on behalf of each of the Sellers and Grupo, which registration would permit the offer, sale and distribution as described in the Registration Statement relating to the First Tranche of Registrable Securities of the First Tranche of Registrable Securities by each of the Sellers and Grupo, provided that Nextel shall not be required to proceed beyond the point of having the Commission indicate that the Registration Statement will be effective upon receipt of an acceleration request unless all closing conditions under the Share Purchase and Call Option Agreement and the Subscription Agreement have been satisfied.

                 (b) Second Tranche of Registrable Securities. As soon as practicable after November 30, 1996 and unless and until Nextel Investment has provided a notice to make payment under the Share Purchase and Call Option Agreement entirely in cash in place of the Second Tranche of Registrable Securities, if the Sellers provide notice to Nextel that they do not intend to exercise their call option under the Share Purchase and Call Option Agreement in its entirety, Nextel shall use its reasonable best efforts diligently to effect a Registration Statement on behalf of each of the Sellers and Grupo, which registration would permit the offer, sale and distribution as described in the Registration Statement relating to the Second Tranche of Registrable Securities of the Second Tranche of Registrable Securities by each of the Sellers (it being understood that if permitted by the Commission, Nextel may use the same Registration Statement as contemplated by Section 2.1(a)), provided that Nextel shall not be required to proceed beyond the point of having the Commission indicate that the Registration Statement will be effective upon receipt of an acceleration request unless all closing conditions under the Share Purchase and Call Option Agreement have been satisfied.







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                 (c)      Underwriting.  In respect of the registration of each
of the Registrable Securities, Grupo may select an underwriter of its choice, which choice shall be subject to the approval of Nextel, which approval shall not be unreasonably withheld (and shall not be withheld in any event if such underwriter is listed on Annex D to the Shareholders Agreement, dated as of March 3, 1996, among Nextel, Nextel Investment, Mobilcom and certain other shareholders of Mobilcom, as amended and restated from time to time), provided that, if Grupo intends to select an underwriter, Grupo shall select an underwriter at a time and in a manner that does not cause Nextel to incur unreasonable expense and shall inform Nextel of its choice immediately.
Nextel, Grupo and the holders of Registrable Securities which are included in the registration shall enter into any underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

                 (d) Other Shareholders. The registration of each of the First Tranche of Registrable Securities and the Second Tranche of Registrable Securities may include other securities of Nextel that are held by Other Shareholders.

                 (e) Cutback Registration. In respect of the registration of each of the Registrable Securities, if such registration is a Cutback Registration, the securities of Nextel held by Other Shareholders, if any, shall first be excluded from such registration to the extent required by the managing underwriter.

                 2.2 Registration Expenses. Except as otherwise provided in this Agreement, all Registration Expenses incurred by Nextel in connection with any registration, qualification, or compliance pursuant to this Agreement, shall be borne by Nextel. All Underwriting Costs shall be borne by Grupo and the Other Shareholders, if any, of the securities so registered, pro rata on the basis of the number of their shares so registered (for which purpose Grupo shall be deemed to own the shares of the Sellers), except for certain reimbursements of Underwriting Costs by Nextel Investment to Grupo to the extent specified in the Indemnification Agreement.

                 2.3 Registration Procedures. (a) In the case of each Registration Statement, required to be effected by Nextel pursuant to this
Article II, Nextel shall keep each holder of Registrable Securities advised as to the initiation, progress, and effective date of the Registration Statement and, at Nextel's expense to the extent provided in Section 2.2, Nextel shall:

                          (i) subject to Section 2.3(b) below, keep the Registration Statement, effective for the lesser of (A) a period of 30 days after the relevant Share Exchange (plus any number of days that the holders of Registrable Securities are unable to use a prospectus pursuant to Section 2.3(b) below except if such inability arises from a change in the proposed plan of distribution by holders of Registrable Securities as contemplated by
                                  Section 2.5) or (B) a period until each such holder shall have completed the distribution described in the Registration Statement (the lesser of (A) and (B) being herein referred to as the "Registration Period") (it being understood that if Nextel uses the same Registration Statement for purposes of
                                  Section 2.1(b) as used in Section 2.1(a), the periods referred to above shall with respect to the Second Tranche of Registrable Securities refer to periods after the Second Seller Share Exchange);







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                          (ii)    furnish such number of prospectuses
                                  (including preliminary prospectuses) and other documents filed with the Commission as part of the Registration Statement as such holders from time to time may request;

                          (iii) advise each underwriter under Section 2.1(c) and holder of Registrable Securities (A) when prior to the termination of the offering by such underwriter or holder, any amendment to any Registration Statement shall have been filed or become effective, (B) of any request by the Commission for any amendment or supplement to any Registration Statement for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the threatening of any proceeding for that purpose and (D) the receipt by Nextel of any notification with respect to the suspension of the qualification of any shares of Nextel Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                          (iv) if a stop-order is threatened, use its reasonable best efforts to prevent the issuance of any stop order in respect of any Registration Statement and, if issued, to obtain as soon as possible the withdrawal thereof; and

                          (v) make generally available to its security holders an earnings statement or statements of Nextel and its subsidiaries in accordance with Section 11 (a) of the Securities Act and Rule 158 of the Securities Act.

                 (b) If, within the Registration Period, there occurs any development or any event which makes any statement in the Registration Statement or any post-effective amendment thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement or post-effective amendment thereto or prospectus or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, Nextel shall immediately notify each holder of Registrable Securities included in such registration of the occurrence thereof and, as soon as reasonably practicable, prepare and furnish to each such holder, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities agrees that, upon receipt of any notice from Nextel pursuant to this Section 2.3(b), such holder shall forthwith discontinue disposition of Registrable Securities until it shall have received copies of such amended or supplemented prospectus, and, if so directed by Nextel, shall deliver to Nextel all copies, other than permanent file copies, then in its possession of the prospectus covering Registrable Securities at the time of receipt of such notice.

                 (c) If requested by the underwriters for any underwritten offering of Registrable Securities under Section 2.1(c), Nextel will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Nextel and such other terms and provisions as are customarily contained in underwriting agreements







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with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in
Section 2.4 hereof and providing for delivery of an opinion and letter regarding negative assurances of counsel for Nextel dated the date of each closing under the underwriting agreement, and providing that Nextel shall use its best efforts to furnish a "cold comfort" letter signed by independent public accountants who have audited Nextel's financial statements included in such registration statement (provided that the accountants have received such opinions and letters from the underwriter as they may reasonably request pursuant to the Statement of Auditing Standards with respect to Letters to Underwriters promulgated by the American Institute of Certified Public Accountants), respectively, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the underwriters reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements. The holders of Registrable Securities, on whose behalf the Registrable Securities are to be distributed by such underwriters and/or from which the underwriters shall acquire the Registrable Securities, shall be parties to and comply with the provisions of any such underwriting agreement.

                 (d) In connection with the preparation and filing of the Registration Statement under the Securities Act, Nextel will give the underwriters, if any, and their counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Nextel with its officers and the independent public accountants who have certified Nextel's financial statements as shall be necessary, in the opinion of such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that, for the purpose of such investigation, the underwriters and their counsel and accountants have entered into a confidentiality agreement in reasonable and customary form with Nextel.

                 2.4 Indemnification. (a) With respect to a Registration Statement, Nextel shall indemnify each holder of Registrable Securities whose securities are included therein, each underwriter (as defined in the Securities
Act) of the securities sold by such a holder, each other Person who participates in the offering of such holder's securities, and each Person who controls (within the meaning of the Securities Act) any such holder, underwriter, or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

                          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement;

                          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

                          (iii) any violation by Nextel of the Securities Act or the Exchange Act or any rule or regulation promulgated thereunder applicable to Nextel, or any blue sky or state securities laws or any rule or regulation promulgated thereunder applicable to Nextel,







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in each case, relating to action or inaction required of Nextel in connection with any such Registration Statement, and will reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to Nextel by or on behalf of such a holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.4(a) shall not inure to the benefit of any underwriter, or, if no underwriter is used by the holders of Registrable Securities, such holders to the extent that any such losses, claims, damages or liabilities of such underwriter or holders result from the fact that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference), if Nextel had previously furnished copies thereof to such underwriter or holders.

                 (b) Nextel shall also indemnify Grupo and the Sellers from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any breach by Nextel of any covenant or agreement or any inaccuracy in any representation or warranty made by Nextel under this Agreement.

                 (c) Each holder of Registrable Securities which are included in the Registration Statement shall indemnify Nextel, its directors and officers, each underwriter (as defined in the Securities Act) of the Registrable Securities of a holder, each other Person who participates in the offering of such holder's securities and each Person who controls (within the meaning of the Securities Act) Nextel or any such underwriter or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on

                          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement;

                          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

                          (iii)   any violation by such holder of the
                                  Securities Act or any rule or regulation promulgated thereunder applicable to such holder, or of any blue sky or other state securities law or any rule or regulation promulgated thereunder applicable to such holder, in each case, relating to action or inaction required of such holder in connection with any Registration Statement, and will reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, expense, liability or action, but in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Nextel or on behalf of such holder specifically for use therein; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.4(c) shall not inure to the benefit of any underwriter to the extent that any such losses, claims, damages or liabilities of such underwriter result from the fact that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference), if Nextel had previously furnished copies thereof to such underwriter.

                 (d) Grupo and the Sellers shall also indemnify Nextel from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any breach by it of any covenant or agreement or any inaccuracy in any representation or warranty made by it under this Agreement.

                 (e)      Each party entitled to indemnification under this
Section 2.4 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that

                          (i) counsel for the Indemnifying Party who shall conduct the defense of any such claim or any litigation shall be approved by the Indemnified Party;

                          (ii) the Indemnified Party may participate in such defense at the Indemnified Party's expense (provided that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the fees and expenses of such one counsel shall be paid by the Indemnifying Party); and

                          (iii) failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 except to the extent the Indemnifying Party is prejudiced thereby.

                 No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (which judgment or settlement would be adverse to and binding upon such Indemnified Party) of any claim for which such Indemnified Party may seek indemnification hereunder; provided that, as to each Indemnified Party withholding such consent if such judgment or settlement would have provided such Indemnified Party with an unconditional release from liability without any other penalty or sanction of any nature (equitable or otherwise) after the payment of the amount specified in such settlement or judgment, then, the maximum amount of the losses, damages or liabilities in respect of which such Indemnified Party may seek indemnification hereunder with respect to such claim shall be limited to the amount which the Indemnifying Party would have paid to or on behalf of such Indemnified Party had such Indemnified Party consented to such judgment or settlement.

                 (f)      If the indemnification provided for in this Section
2.4 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event with respect to a claim other than by Nextel or pursuant to Section 2.4(d), however, shall a holder of Registrable Securities be required to contribute in excess of the amount of the net proceeds received by such holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 2.5 Information by Holders. If Registrable Securities of a holder are to be included in any registration, such holder shall use its reasonable best efforts to diligently furnish to Nextel such information and cause the underwriter to furnish to Nextel such information, regarding itself and the distribution proposed by such holder as Nextel may reasonably request and as shall be required in connection with any Registration Statement. For purposes of this Section 2.5, each holder of Registrable Securities has furnished the plan of distribution set forth in Exhibit B hereto and subject to any applicable legal requirements, Nextel shall include such plan of distribution in the Registration Statement; provided that the holders will furnish any proposed changes to the plan of distribution (including those required by applicable law) to Nextel in writing immediately upon deciding to make such proposed change in a manner that allows Nextel to include such information in the Registration Statement and to take other appropriate action, including, without limitation, the negotiation and execution of any underwriting agreements, without unreasonable expense; provided that notwithstanding the foregoing, a holder of Registrable Securities shall not propose to alter the plan of distribution after the Registration Statement is declared effective other than to effectuate the distribution by means of a mechanism that is customarily used in secondary sales of securities (including, without limitation, by means of customary underwriting agreements as required by Section 2.1(c)).

                 2.6 Offer, sale and distribution without underwriter. If an underwriter is not selected pursuant to Section 2.1(c), (i) to the extent requested in writing by a holder of Registrable Securities, (A) Nextel shall use reasonable best efforts to take such action as is necessary to qualify the Registrable Securities for resale in the States of Nevada and Florida unless an exemption exists from such qualification with respect to the sales of Registrable Securities proposed to be made in such states and (B) to the extent any other state changes its laws so that the listing of securities on the Nasdaq Stock Market Inc.'s National Market does not result in such securities being exempt from such state's qualification requirements and another exemption does not exist from such qualification requirements, Nextel shall use reasonable best efforts to take such action as is necessary to qualify the Registrable Securities for resale in such state, and (ii) each holder of Registrable Securities shall, relying on the accurateness of the representations made by Nextel contained in Article IV hereof, ensure that (as to the actions of itself and any broker or other Person through whom the Registrable Securities are sold on behalf of such holder) that the actions taken in connection with the offer, sale and distribution of the Registrable Securities shall be conducted in accordance with the Registration Statement, the Securities Act, including, without limitation, the prospectus delivery requirements thereunder, and applicable blue sky or other state securities laws.

                                  ARTICLE III

                         ADDITIONAL COVENANTS OF NEXTEL

                 3.1 Registrable Securities. Nextel shall issue and deliver to Nextel Investment all Nextel Common Stock required by Nextel Investment to comply with its obligations with respect to the Share Exchanges.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF NEXTEL

                 Nextel hereby represents and warrants, as of the date hereof and as of each date on which Nextel Investment is obligated to transfer shares of Nextel Common Stock under the Subscription Agreement and the Share Purchase and Call Option Agreement, to the Sellers and Grupo as follows:

                 4.1 Nextel. (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                 (b) It has the corporate power and authority to execute and deliver this Agreement and the Indemnification Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement and the Indemnification Agreement and the consummation by it of the transactions contemplated hereby and thereby.

                 (c) Neither the execution and delivery by it of this Agreement or the Indemnification Agreement and the consummation by it of the transactions contemplated hereby or thereby nor the compliance by it with the terms and provisions hereof or thereof

                          (i) violates any applicable law, regulation, order, determination or decree;

                          (ii) conflicts with or results in any breach of any term, condition or provision of, or constitutes or will constitute (with due notice or lapse of time or both) a default under, or pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties is bound; or

                          (iii) conflicts with its by-laws, certificates of incorporation or other charter documents.

                 (d)      (i)     No consents of, filings with, authorizations
                                  or other actions of, any Governmental
                                  Authority are required to be received, made or filed by, or taken on behalf of, it for its execution, delivery and performance of this Agreement and the Indemnification
                                  Agreement other than in respect of the
                                  registration of the Nextel Common Stock to be issued pursuant to the Share Exchanges or those that have been or will prior to the applicable Closing Date have been received, made, filed or taken.

                          (ii) No consent, approval, waiver or other action by any Person (other than any Governmental Authority, referred to in clause (d)(i) above) under any contract, agreement, indenture, lease or other similar document to which it is a party or by which it or any of its properties is bound is required for the execution, delivery and performance by it of this Agreement or the Indemnification Agreement, except for any such consents, approvals, waivers or other actions that may have to be taken in connection with the agreements related to Other Shareholders (which to the extent required to be taken prior to the effective date of a Registration Statement shall be taken prior to the effective date of such Registration Statement) or any such consents, approvals, waivers or other actions the failure to receive or take would not materially adversely affect its ability to perform any of its obligations under this Agreement or the Indemnification Agreement.

                          (iii)   Each of this Agreement has been duly
                                  authorized by it and each of this Agreement and the Indemnification Agreement has been duly executed and delivered by it and, assuming due authorization (other than by the other parties hereto and thereto who are natural persons), execution and delivery by the other parties hereto and thereto and that such other parties have full power, authority and legal right to enter into and perform their obligations hereunder and thereunder, constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                 (e) There are no Claims formally instituted and pending or, to its knowledge, threatened against it, or specifically relating to its properties or assets, or before or by any forum, which are likely to materially adversely affect its ability to perform its obligations under this Agreement or the Indemnification Agreement. There are no Claims formally instituted and pending in, or, to its knowledge, threatened to be brought in, any forum naming it, or any of its Affiliates, as a party thereto that seek to challenge, restrain, enjoin, delay or prohibit the execution, delivery or performance by it of this Agreement or the Indemnification Agreement. It is not subject to or in default under any order, writ, injunction or decree of any forum which would, individually or in the aggregate, be likely to materially adversely affect its abilities to perform its obligations under this Agreement or the Indemnification Agreement.

                 (f) It is not in default under or with respect to any contractual obligation to which it is a party or by which its properties are bound, which default has had or is likely to have a materially adverse effect on its ability to perform its obligations under this Agreement or the Indemnification Agreement.

                 (g) Each share of Nextel Common Stock transferred by Nextel Investment under the Share Purchase and Call Option Agreement and under the Subscription Agreement respectively shall be in compliance with the Nextel Purchase Shares Requirements and, such shares shall be freely transferable by Grupo or the Sellers, as the case may be, to any Person in accordance with the terms of the effective Registration Statement without any further action being required under the Securities Act.

                 (h) It has full right and authority and has otherwise taken all necessary actions to permit it to transfer the shares of Nextel Common Stock to Nextel Investment under Section 3.1 and each share of Nextel Common Stock transferred to Nextel Investment under Section 3.1 shall be duly authorized, validly issued, fully paid, nonassessable and free and clear of any Liens.

                 4.2 Information by Nextel. (a) Nextel and its agents have been and will be the exclusive provider of all information in the Registration Statement (other than written information furnished to Nextel by or on behalf of any holder of Registrable Securities or by or on behalf of an underwriter specifically for use in such Registration Statement).

                 (b) Nextel has filed all statements, forms, reports and other documents with the Commission required to be filed pursuant to the Securities Act and the Exchange Act since January 1, 1993. All such statements, forms, reports and other documents filed by Nextel comply with all applicable requirements of the Securities Act and the Exchange Act and (as supplemented by subsequently filed information on or prior to the date of this representation) do not contain any untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this paragraph contains no representations or warranties about information provided by holders of securities of Nextel included in any registration statement.

                 4.3 Nextel Investment. (a) Nextel Investment is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation.

                 (b) Nextel Investment has the corporate power and authority to execute and deliver the Indemnification Agreement, the Subscription Agreement and the Share Purchase and Call Option Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby and has taken all necessary corporate action to authorize its execution, delivery and performance of the Indemnification Agreement, the Subscription Agreement and the Share Purchase and Call Option Agreement and the consummation by it of the transactions contemplated thereby.

                 (c) Neither the execution and delivery by Nextel Investment of the Indemnification Agreement, the Subscription Agreement and the Share Purchase and Call Option Agreement and the consummation by it of the transactions contemplated thereby nor the compliance by it with the terms and provisions thereof

                          (i) violates any applicable law, regulation, order, determination or decree;

                          (ii) conflicts with or results in any breach of any term, condition or provision of, or constitutes or will constitute (with due notice or lapse of time or both) a default under, or pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which Nextel Investment is a party or by which Nextel Investment or its properties is bound; or

                          (iii) conflicts with its by-laws, certificate of incorporation or other charter documents.

                 (d)      (i)     No consents of, filings with, authorizations
                                  or other actions of, any Governmental
                                  Authority are required to be received, made or filed by, or taken on behalf of, Nextel
                                  Investment for its execution, delivery and performance of the Indemnification Agreement, the Subscription Agreement and the Share
                                  Purchase and Call Option Agreement, other than in respect of the registration of the Nextel Common Stock to be issued pursuant to the Share Exchanges or those that have been or will prior to the applicable Closing Date have been received, made, filed or taken.

                          (ii) No consent, approval, waiver or other action by any Person (other than any Governmental Authority, referred to in clause (d)(i) above) under any contract, agreement, indenture, lease or other similar document to which Nextel Investment is a party or by its properties is bound is required for the execution, delivery and performance by it of Indemnification Agreement, the Subscription Agreement and the Share Purchase and Call Option Agreement, except for any such consents, approvals, waivers or other actions the failure to receive or take would not materially adversely affect its ability to perform any of its obligations thereunder.

                          (iii) The Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement have been duly authorized by Nextel Investment and the Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement have been duly executed and delivered by Nextel Investment and, assuming due authorization (other than by the other parties thereto who are natural persons), execution and delivery by the other parties thereto and that such other parties have full power, authority and legal right to enter into and perform their obligations thereunder, constitutes a legal, valid and binding obligation of Nextel Investment enforceable against Nextel Investment in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                 (e) There are no Claims formally instituted and pending or, to Nextel's knowledge, threatened against Nextel Investment, or specifically relating to any of its properties or assets, or before or by any forum, which are likely to materially adversely affect its ability to perform its obligations under the Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement. There are no Claims formally instituted and pending in, or to

Nextel's knowledge, threatened to be brought in, any forum naming Nextel Investment or any of its Affiliates, as a party thereto that seek to challenge, restrain, enjoin, delay or prohibit the execution, delivery or performance by it of the Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement. Nextel Investment is not subject to or in default under any order, writ, injunction or decree of any forum which would, individually or in the aggregate, be likely to materially adversely affect its ability to perform its obligations under the Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement.

                 (f) Nextel Investment is not in default under or with respect to any contractual obligation to which Nextel Investment is a party or by which its properties are bound, which default has had or is likely to have a materially adverse effect on its ability to perform its obligations under the Subscription Agreement, the Share Purchase and Call Option Agreement and the Indemnification Agreement.

                 (g)      (i)     Immediately prior to its transfer of the
                                  Nextel Common Stock under the Share Purchase and Call Option Agreement and the Subscription Agreement, Nextel Investment will have full right and authority and will otherwise have taken all necessary actions to permit it to transfer the Nextel Common Stock in accordance with the terms and conditions of the Subscription Agreement and the Share
                                  Purchase and Call Option Agreement;

                          (ii) immediately prior to its transfer of the Nextel Common Stock under the Share Purchase and Call Option Agreement and the Subscription Agreement, Nextel Investment will have good title to and will not have previously sold, assigned or otherwise disposed of all or any part of such Nextel Common Stock;

                          (iii) the Nextel Common Stock transferred by Nextel Investment in connection with the Subscription Agreement and the Share Purchase and Call Option Agreement will be in compliance with the Nextel Purchase Shares Requirements.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                            OF GRUPO AND THE SELLERS

                 5.1 The Sellers. Each Seller, severally and not jointly, and Grupo, severally and jointly with each Seller, represents and warrants as of the date hereof and as of each date on which Nextel Investment is obligated to transfer shares of Nextel Common Stock under the Share Purchase and Call Option Agreement to Nextel, as follows:

                 (a) Such Seller is a natural person with the authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                 (b) Neither the execution and delivery by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby nor the compliance by it with the terms and provisions hereof:

                          (i) violates any applicable law, regulation, order, determination or decree;

                          (ii) conflicts with or results in any breach of any term, condition or provision of, or constitutes or will constitute (with due notice or lapse of time or both) a default under, or pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties is bound.

                 (c)      (i)     No consents of, filings with, authorizations
                                  or other actions of, any Governmental
                                  Authority are required to be received, made or filed by, or taken on behalf of, such Seller for its execution, delivery and performance of this Agreement, other than those or that have been or will prior to the applicable Closing Date have been received, made, filed or taken.

                          (ii) No consent, approval, waiver or other action by any Person (other than any Governmental Authority, referred to in clause (c)(i) above) under any contract, agreement, indenture, lease or other similar document to which such Seller is a party or by which it or any of its properties is bound is required for the execution, delivery and performance by it of this Agreement, except for any such consents, approvals, waivers or other actions, the failure to receive or take would not materially adversely affect such Seller's ability to perform any of its obligations under this Agreement.

                          (iii) This Agreement has been duly executed and delivered by such Seller and, assuming due authorization (other than by the other parties hereto who are natural persons), execution and delivery by the other parties hereto and that such other parties have full power, authority and legal right to enter into and perform their obligations hereunder, this Agreement constitutes a legal, valid and binding obligation of such Seller enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                 (d) There are no Claims formally instituted and pending or, to such Seller's knowledge, threatened against such Seller, or specifically relating to any of its properties or assets, or before or by any forum, which are likely to materially adversely affect its ability to perform its obligations under this Agreement. There are no Claims formally instituted and pending in, or, to its knowledge, threatened to be brought in, any forum naming such Seller, or any of its Affiliates, as a party thereto that seek to challenge, restrain, enjoin, delay or prohibit the execution, delivery or performance by it of this Agreement. Such Seller is not subject to or in default under any order, writ, injunction or decree of any forum which would, individually or in the aggregate, be likely to materially adversely affect such Seller's ability to perform its obligations under this Agreement.

                 (e) Such Seller is not in default under or with respect to any contractual obligation to which it is a party or by which its properties are bound, which default has had or is likely to have a materially adverse effect on its ability to perform its obligations under this Agreement.

                 (f) Such Seller either (i) is not married or (ii) is married but not married under "common property" status under Mexican law.

                 5.2 Grupo. Grupo represents and warrants to Nextel as of the date hereof, and as of each date on which Nextel Investment is obligated to transfer shares of Nextel Common Stock under the Subscription Agreement and the Share Purchase and Call Option Agreement as follows:

                 (a) Grupo is a corporation duly incorporated and validly existing under the laws of the United Mexican States.

                 (b) Grupo has the corporate power and authority to execute and deliver this Agreement and the Indemnification Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby and thereby.

                 (c) Neither the execution and delivery by Grupo of this Agreement or the Indemnification Agreement and the consummation by Grupo of the transactions contemplated hereby or thereby nor the compliance by Grupo with the terms and provisions hereof or thereof:

                          (i) violates any applicable law, regulation, order, determination or decree;

                          (ii) conflicts with or results in any breach of any term, condition or provision of, or constitutes or will constitute (with due notice or lapse of time or both) a default under, or pursuant to the terms of, any mortgage, deed of trust or other agreement or instrument to which Grupo is a party or by which it or any of its respective properties is bound; or

                          (iii) conflicts with its estatutos sociales or other charter documents.

                 (d)      (i)     No consents of, filings with, authorizations
                                  or other actions of, any Governmental
                                  Authority are required to be received, made or filed by, or taken on behalf of, Grupo for its execution, delivery and performance of this Agreement or the Indemnification
                                  Agreement, other than in respect of the
                                  registration of the Nextel Common Stock to be issued pursuant to the Share Exchanges or those that have been or will prior to the applicable Closing Date have been received, made, filed or taken.

                          (ii) No consent, approval, waiver or other action by any Person (other than any Governmental Authority, referred to in clause (d)(i) above) under any contract, agreement, indenture, lease or other similar document to which Grupo is a party or by which it or any of its respective properties is bound is required for the execution, delivery and performance by it of this Agreement and the Indemnification Agreement, except for any such consents, approvals, waivers or other actions the failure to receive or take would not materially adversely affect its ability to perform any of its obligations under this Agreement and the Indemnification Agreement.

                          (iii) This Agreement and the Indemnification Agreement have been duly authorized by Grupo and this Agreement and the Indemnification Agreement have been duly executed and delivered by Grupo and, assuming due authorization (other than by the other parties hereto and thereto who are natural persons), execution and delivery by the other parties hereto and thereto and that such other parties have full power, authority and legal right to enter into and perform their obligations hereunder and thereunder, constitutes a legal, valid and binding obligation of Grupo enforceable against Grupo in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                 (e) There are no Claims formally instituted and pending or, to its knowledge, threatened against Grupo, or specifically relating to any of its properties or assets, or before or by any forum, which are likely to materially adversely affect its ability to perform its obligations under this Agreement and the Indemnification Agreement. There are no Claims formally instituted and pending in, or, to its knowledge, threatened to be brought in, any forum naming it, or any of its Affiliates, as a party thereto that seek to challenge, restrain, enjoin, delay or prohibit the execution, delivery or performance by it of this Agreement and the Indemnification Agreement. Grupo is not subject to or in default under any order, writ, injunction or decree of any forum which would, individually or in the aggregate, be likely to materially adversely affect its ability to perform its obligations under this Agreement and the Indemnification Agreement.

                 (f) Grupo is not in default under or with respect to any contractual obligation to which it is a party or by which its properties are bound, which default has had or is likely to have a materially adverse effect on its ability to perform its obligations under this Agreement and the Indemnification Agreement.

                                   ARTICLE VI

                                 MISCELLANEOUS

                 6.1 Notices. All notices and other communications hereunder shall be in writing and shall be sent by registered or certified mail (return receipt requested), facsimile or express courier or delivered in person to the address set forth below:

                 (a)      in the case of each Seller and Grupo at:

                          Grupo Comunicaciones San Luis, S.A., de C.V.
                          Monte Elbruz no. 132
                          Primer Piso, Col. Chapultepec Polanco
                          C.P. 11000, Mexico, D.F.

                          Attention:       Miguel Valladares Garcia and Benigno
                                           Perez Lizaur
                          Telecopier:      011-525-280-4788

                 (b)      in the case of Nextel at:

                          1505 Farm Credit Drive
                          McLean, Virginia  22101
                          Attention:       Thomas J. Sidman, Esq.
                          Telecopier:      703-394-3001

                 with a copy to Jones, Day, Reavis & Pogue:

                          599 Lexington Avenue
                          New York, New York  10022
                          Attention:  Steven D. Guynn, Esq.
                          Telecopier:  212-755-7306

                 6.2 Non-Waiver of Remedies and Actions By Holders. No course of dealing between Nextel or the holder of any Registrable Securities or any delay on the part of such holder or Nextel in exercising any rights available to such holder shall operate as a waiver of any right of such holder, except to the extent expressly waived in writing by such holder.

                 6.3 Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

                 6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original and all together shall constitute one Agreement.

                 6.5      Successors and Assigns.   This Agreement shall bind
and inure to the benefit of the Indemnified Parties (as defined in Section 2.4(e)), each holder of Registrable Securities, their respective successors and Controlled Affiliates and Nextel's successors and permitted assigns, provided that no rights or obligations hereunder may be transferred or assigned without the prior written consent of the other parties hereto and any assignment or transfer in violation of this Section 6.5 shall be null and void.

                 6.6 Enforceability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other Persons and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

                 6.7 Law Governing. This Agreement shall be construed and enforced in accordance with and shall be governed by the laws of the State of New York applicable to contracts executed in and to be fully performed in that state.

                 6.8 Effectiveness. This Agreement is effective from the date of this Agreement. Nextel (so long as Nextel is not in material breach hereunder and Nextel Investment is not in material breach under the Subscription Agreement or the Share Purchase and Call Option Agreement) or Grupo (so long as Grupo is not in material breach hereunder the Sellers are not in material breach under the Share Purchase and Call Option Agreement and Mobilcom is not in material breach under the Subscription Agreement) may terminate this Agreement without any further effect (but without prejudice to rights arising hereunder prior to termination) (i) at any time 90 days after the date hereof if the Registration Statement with respect to the First Tranche of Registrable Securities is not declared effective prior to that time, provided that the Commission has not indicated that the Registration Statement may be declared effective upon receipt of a request for acceleration or (ii) if the Registration Statement with respect to the Second Tranche of Registrable Securities is not declared effective within 90 days after November 30, 1996, at any time on the 90th day after November 30, 1996 or thereafter, provided that the Commission has not indicated that the Registration Statement may be declared effective upon receipt of a request for acceleration.

                 6.9 Entire Agreement. This Agreement, together with the Share Purchase and Call Option Agreement, the Subscription Agreement and the Indemnification Agreement, constitutes the entire agreement of the parties as to its subject matter and supersedes and cancels all prior agreements, understandings and negotiations in connection with it.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        NEXTEL COMMUNICATIONS, INC.



                                     By: /s/ Brian D. McAuley
                                        ---------------------------
                                        Name: Brian D. McAuley
                                        Title:  Vice Chairman

                                        GRUPO COMUNICACIONES SAN LUIS,
                                        S.A. DE C.V.



                                     By: /s/ Benigno Perez Lizaur
                                        -----------------------------
                                        Name: Benigno Perez Lizaur
                                        Title:

                                    /s/
                                    -------------------------------------------
                                    Miguel Fernando Valladares Garcia


                                    /s/
                                    -------------------------------------------
                                    Carlos Guerrero Gonzalez


                                    /s/
                                    -------------------------------------------
                                    Rosa Maria Garcia de Valladares


                                    /s/
                                    -------------------------------------------
                                    Rosa Maria Valladares Garcia


                                    /s/
                                    -------------------------------------------
                                    Juan Carlos Valladares Garcia


                                    /s/
                                    -------------------------------------------
                                    Josefina Valladares de Muriel Garcia


                                    /s/
                                    -------------------------------------------
                                    Rosario Valladares de Gavino


                                    /s/
                                    -------------------------------------------
                                    Pablo Valladares Garcia


                                    /s/
                                    -------------------------------------------
                                    Benigno Perez Lizaur


                                    /s/
                                    -------------------------------------------
                                    Mauricio Meade Laing